                                 CONSULTING AGREEMENT


    THIS CONSULTING AGREEMENT (this "Consulting Agreement"), is made and entered into this 2 day of June, 1997, by and between PHYSICIAN CORPORATION OF AMERICA, a Delaware corporation (the "Company") and Peter Kilissanly (the "Consultant" or the "Employee").

    WHEREAS, the Consultant currently serves as President and Chief Operating Officer of the Company;

    WHEREAS, pursuant to that certain Agreement and Plan of Merger (the "Merger Agreement") of even date herewith, among Humana Inc. (the "Purchaser"), HUMNOV, Inc. ("Sub") and the Company, Sub will merge with and into the Company and the Company will become a subsidiary of Purchaser (the "Merger");

    WHEREAS, the Company seeks to engage the services of the Consultant following the Merger; and

    WHEREAS, the Consultant and the Company wish to establish their respective rights and duties and the terms and conditions of this Consulting Agreement, as set forth herein;

    NOW, THEREFORE, in consideration of the mutual covenants contained herein, IT IS AGREED AS FOLLOWS:

    1. CONTINGENT NATURE OF AGREEMENT: TERM OF AGREEMENT. This Consulting Agreement is contingent upon, and shall only become effective upon, (i) the occurrence of the Merger and (ii) the Consultant remaining a full-time employee of the Company until the occurrence of the Merger. If these contingencies shall not occur, this Agreement shall be void and of no effect. The term of this Consulting Agreement shall commence on the Effective Date (as defined in the Merger Agreement) and shall end on the first anniversary of such date. The term of this Consulting Agreement shall cease in the event of a Performance Breach (as defined in Section 3) or non-compliance by the Consultant with Sections 4 or 5 hereof or in the event that the Consultant shall terminate this Consulting Agreement by giving written notice of such termination pursuant to Section 11 at least 30 days before the effective date of such termination. In the event of such cessation of the term of this Consulting Agreement, the Company and the Consultant shall have no further obligation hereunder, except as provided in Sections 2, 4 and 5.

    2. COMPENSATION. In consideration of the services to be performed by the Consultant pursuant to the terms of Section 3 of this Consulting Agreement, the Consultant shall be paid a total of $652,117, payable in equal monthly installments on the Effective Date and the same day on each of the eleven months thereafter (or if there is no corresponding day in any such month, on the last day of such month) (collectively, the "Additional Payments"). In the event of early expiration of the term of this Consulting Agreement due to the death or disability of the Consultant, and absent a Performance Breach or non-compliance with Section 4 or 5 hereof, the Company shall remain obligated to pay the Additional Payments. For purposes of this Consulting Agreement, "disability" shall mean mental or physical impairment by a physician mutually acceptable to the Company and the Consultant. In the event of early expiration of this Consulting Agreement due to a Performance Breach or in the case of non-compliance with Section 4 or 5 hereof, the Company shall not be obligated to pay any of the remaining Additional Payments.

    3. PERFORMANCE OF SERVICES OF THE CONSULTANT. The Consultant is retained and shall consult with the Company on an as needed basis relating to the transition resulting from the Merger and to the degree reasonably deemed appropriate by the Company with respect to its business matters, concerns and affairs.

    The Consultant hereby agrees to perform his services in accordance with applicable law, and to use reasonable efforts in the performance of services hereunder. The Consultant shall have reasonable discretion to choose when such services will be rendered.

    The Company acknowledges that the requirement of the Consultant to perform services under this Agreement will not prevent the Consultant from performing full time services to a third party, subject to Section 5 of this Agreement. In requesting services hereunder, the Company shall take into account the immediate preceding sentence. To the extent reasonably practicable, the Consultant shall be entitled to provide services hereunder by telephone or fax. Services to be performed hereunder shall be rendered in the Miami, Florida area, to the extent reasonably practicable. The Company shall reimburse the Consultant for pre-approved out-of-pocket expenses incurred in connection with the rendering of services hereunder.

    In the event that the Consultant shall fail, in any material respect, to perform his services hereunder in accordance with this Section 3, and the Company shall have given at least 30 days' written notice of such nonperformance and the Consultant shall have remained in breach of this Consulting Agreement at the end of such 30 day period (a "Performance Breach"), then the Company may terminate this Consulting Agreement without further notice.

    4. CONFIDENTIAL SERVICES. The Consultant acknowledges that he will have access to confidential information about the Company and that he will have access to trade secrets and information acquired by the Company at the expense of the Company for use in its business. The Consultant has substantial experience in and possesses special, unique and extraordinary skills and knowledge in the field of business of Company. The Consultant's services to the Company are special, unique and extraordinary. The Consultant hereby agrees that, except in the performance of services hereunder, he will not utilize any trade secrets or any other information of a confidential or proprietary nature, attained in conjunction with his past employment with the Company or through the services contemplated under this Consulting Agreement, without the prior written consent of the Chief Executive Officer of the Company, unless such knowledge or specific information is clearly in the public domain or has been disclosed to the public by the Company.

    5. COVENANT NOT TO COMPETE. The Consultant has substantial experience in the Company's industry, and possesses special, unique and extraordinary skills and knowledge. The Consultant's advisory and operational services to the Company are special, unique and extraordinary. Accordingly, by execution of this Consulting Agreement:

         a) DURATION OF COVENANT. The Consultant agrees that during the one year term of this Consulting Agreement (without reference to any possible earlier termination of this Consulting Agreement and without regard to actual earlier termination of this Consulting Agreement), the Consultant shall not violate the provisions of subparagraph (b) below.

         b) PROHIBITED COMPETITIVE ACTIVITIES. During the time period specified in subparagraph (a), the Consultant shall not:

              (i) Directly or indirectly own, operate, manage, consult with in a manner facilitating competition, control, participate in the management or control of, be employed by, maintain or continue any interest whatsoever in any HMO or similar managed care business in the Commonwealth of Puerto Rico (other than an interest not exceeding 5% of the outstanding common stock of any entity whose common stock is listed under Sections 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended);

              (ii) Directly or indirectly induce or attempt to influence any employee of the Company to terminate his employment with the Company or accept employment by another person or entity; or

              (iii) Directly or indirectly induce or attempt to influence any customer or prospective customer of the Company to discontinue doing business with the Company.

         (c) NEED FOR LEGAL REMEDIES. The Consultant expresses, agrees and acknowledges that this Covenant Not to Compete (herein so called) is necessary for the Company's business and the Consultant's position with, and services for, the Company. Further, the Consultant acknowledges that, in the event of his breach of Covenant Not to

Compete, money damages will not sufficiently compensate the Company for its injury caused thereby, and the Consultant accordingly agrees that in addition to such money damages the Consultant may be restrained and enjoined from any continuing breach of this Covenant Not to Compete. The Consultant acknowledges that any breach of this Covenant Not to Compete would result in irreparable damage to the Company.

         (d) ACKNOWLEDGMENTS BY CONSULTANT. The Consultant expressly agrees and acknowledges as follows:

              (i) This Covenant Not to Compete is reasonable as to time and geographical area and does not place any unreasonable burden upon him;

              (ii) The general public will not be harmed as a result of enforcement of this Covenant Not to Compete;

              (iii) The Consultant has requested or has had the opportunity to request that his personal legal counsel review this Covenant Not to Compete; and

              (iv) The Consultant understands and hereby agrees to each and every term and condition of this Covenant Not to Compete.

    6. ASSIGNMENT. The Company may assign (including by merger) this Consulting Agreement and any rights and obligations hereunder to any affiliate of Purchaser that is involved in the operation of the Company's business; PROVIDED, HOWEVER, that such assignment shall not relieve the Company of its obligations hereunder. The Consultant may not assign this Consulting Agreement or any rights hereunder.

    7. INDEPENDENT CONTRACTOR. In rendering his services, the Consultant shall be acting as a private contractor and not as an employee of the Company. The Company does not retain control of the manner in which the Consultant performs his services under this Consulting Agreement. The Consultant shall not be eligible to participate in any benefit plans, programs and compensation practices of the Company and its affiliates by reason of this Consulting Agreement or performance of the services contemplated hereunder, but nothing in this Consulting Agreement shall be deemed to affect any entitlement to benefits and compensation payable by reason of the Consultant's prior capacities as an employee of the Company. The Consultant shall be responsible for all income and other taxes on any compensation payable pursuant to this Consulting Agreement and agrees to indemnify the Company and its affiliates on account of any claims for any such taxes asserted against the Company or any of its affiliates.

    8. SURVIVAL OF RIGHTS OR OBLIGATIONS. The expiration of this Consulting Agreement shall not waive or release any rights or obligations of either party that have accrued hereunder prior to such expiration.

    9. AMENDMENT AND GOVERNING LAW. This Consulting Agreement contains the entire agreement of the parties hereto, and it may only be amended by a writing signed by the parties hereto and supersedes any agreement between the Company and the Consultant relating to the rendering of consulting services (it being understood that, to the extent that the Consultant is a party to any such agreement with the Company that includes matters other than consulting services, only the portions of such agreement relating to the rendering of consulting services shall be superseded). This Consulting Agreement shall be governed in all respects, whether as to validity, construction, capacity, performance or otherwise, by the laws of the State of Delaware. Headings in this Consulting Agreement are included solely for convenience and shall not effect the interpretation of this Consulting Agreement.

    10. GENERAL. This Consulting Agreement shall inure to the benefit of and be binding upon the parties hereto, their executors, administrators, personal representatives, heirs, successors and permitted assigns.

    In the event that a court of competent jurisdiction determines any part of this Consulting Agreement is in violation of any statute or public policy, then only the portions of this Consulting Agreement which violate such statute or public policy shall be stricken. All portions of this Consulting Agreement which do not violate any statute or public policy shall continue in full force and effect. Further, any court order striking any portion of this Consulting Agreement shall modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties under this Consulting Agreement.

    Failure to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such terms, covenant or conditions, nor shall any waiver or relinquishment of, or failure to insist upon strict compliance with, any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

    11.  NOTICE.   Any notice or other communication required or permitted
pursuant to the terms of this Consulting Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States mail, first class, postage prepaid and registered with return receipt requested, addressed to the intended recipient at his or its address set forth below and, in the case of a notice or other communication to the Company, directed to the attention of Arthur P. Hipwell, or to such other address as the intended recipient may have theretofore furnished to the sender in writing in accordance herewith, except that any notice of change of address is received, notices shall be sent to the following addresses:

    If to the Consultant:

         6101 Blue Lagoon Drive
         Miami, FL 33126

    If to the Company:

         Physicians Corporation of America
         c/o Humana Inc.
         500 West Main Street
         Louisville, KY  40202
         Attention:  Arthur P. Hipwell
                      Senior Vice President and General Counsel

    IN WITNESS WHEREFORE, the parties have executed this Consulting Agreement on the day and year first written above.


                                       PHYSICIAN CORPORATION OF AMERICA




                                       By:
                                          ------------------------------------




                                       ---------------------------------------
                                       Peter Kilissanly

                                 CONSULTING AGREEMENT


    THIS CONSULTING AGREEMENT (this "Consulting Agreement"), is made and entered into this 2 day of June, 1997, by and between PHYSICIAN CORPORATION OF AMERICA, a Delaware corporation (the "Company") and Clifford W. Donnelly (the "Consultant" or the "Employee").

    WHEREAS, the Consultant currently serves as Senior Vice President and Chief Financial Officer of the Company;

    WHEREAS, pursuant to that certain Agreement and Plan of Merger (the "Merger Agreement") of even date herewith, among Humana Inc. (the "Purchaser"), HUMNOV, Inc. ("Sub") and the Company, Sub will merge with and into the Company and the Company will become a subsidiary of Purchaser (the "Merger");

    WHEREAS, the Company seeks to engage the services of the Consultant following the Merger; and

    WHEREAS, the Consultant and the Company wish to establish their respective rights and duties and the terms and conditions of this Consulting Agreement, as set forth herein;

    NOW, THEREFORE, in consideration of the mutual covenants contained herein, IT IS AGREED AS FOLLOWS:

    1. CONTINGENT NATURE OF AGREEMENT: TERM OF AGREEMENT. This Consulting Agreement is contingent upon, and shall only become effective upon, (i) the occurrence of the Merger and (ii) the Consultant remaining a full-time employee of the Company until the occurrence of the Merger. If these contingencies shall not occur, this Agreement shall be void and of no effect. The term of this Consulting Agreement shall commence on the Effective Date (as defined in the Merger Agreement) and shall end on the first anniversary of such date. The term of this Consulting Agreement shall cease in the event of a Performance Breach (as defined in Section 3) or non-compliance by the Consultant with Sections 4 or 5 hereof or in the event that the Consultant shall terminate this Consulting Agreement by giving written notice of such termination pursuant to Section 11 at least 30 days before the effective date of such termination. In the event of such cessation of the term of this Consulting Agreement, the Company and the Consultant shall have no further obligation hereunder, except as provided in Sections 2, 4 and 5.

    2. COMPENSATION. In consideration of the services to be performed by the Consultant pursuant to the terms of Section 3 of this Consulting Agreement, the

Consultant shall be paid a total of $415,655, payable in equal monthly installments on the Effective Date and the same day on each of the eleven months thereafter (or if there is no corresponding day in any such month, on the last day of such month) (collectively, the "Additional Payments"). In the event of early expiration of the term of this Consulting Agreement due to the death or disability of the Consultant, and absent a Performance Breach or non-compliance with Section 4 or 5 hereof, the Company shall remain obligated to pay the Additional Payments. For purposes of this Consulting Agreement, "disability" shall mean mental or physical impairment by a physician mutually acceptable to the Company and the Consultant. In the event of early expiration of this Consulting Agreement due to a Performance Breach or in the case of non-compliance with Section 4 or 5 hereof, the Company shall not be obligated to pay any of the remaining Additional Payments.

    3. PERFORMANCE OF SERVICES OF THE CONSULTANT. The Consultant is retained and shall consult with the Company on an as needed basis relating to the transition resulting from the Merger and to the degree reasonably deemed appropriate by the Company with respect to its business matters, concerns and affairs.

    The Consultant hereby agrees to perform his services in accordance with applicable law, and to use reasonable efforts in the performance of services hereunder. The Consultant shall have reasonable discretion to choose when such services will be rendered.

    The Company acknowledges that the requirement of the Consultant to perform services under this Agreement will not prevent the Consultant from performing full time services to a third party, subject to Section 5 of this Agreement. In requesting services hereunder, the Company shall take into account the immediate preceding sentence. To the extent reasonably practicable, the Consultant shall be entitled to provide services hereunder by telephone or fax. Services to be performed hereunder shall be rendered in the Miami, Florida area, to the extent reasonably practicable. The Company shall reimburse the Consultant for pre-approved out-of-pocket expenses incurred in connection with the rendering of services hereunder.

    In the event that the Consultant shall fail, in any material respect, to perform his services hereunder in accordance with this Section 3, and the Company shall have given at least 30 days' written notice of such nonperformance and the Consultant shall have remained in breach of this Consulting Agreement at the end of such 30 day period (a "Performance Breach"), then the Company may terminate this Consulting Agreement without further notice.

    4. CONFIDENTIAL SERVICES. The Consultant acknowledges that he will have access to confidential information about the Company and that he will have access to trade secrets and information acquired by the Company at the expense of the Company for use in its business. The Consultant has substantial experience in and possesses special, unique and extraordinary skills and knowledge in the field of business of Company. The Consultant's services to the Company are special, unique and extraordinary. The Consultant hereby agrees that, except in the performance of services hereunder, he will not utilize any trade secrets or any other information of a confidential or proprietary nature, attained in conjunction with his past employment with the Company or through the services contemplated under this Consulting Agreement, without the prior written consent of the Chief Executive Officer of the Company, unless such knowledge or specific information is clearly in the public domain or has been disclosed to the public by the Company.

    5. COVENANT NOT TO COMPETE. The Consultant has substantial experience in the Company's industry, and possesses special, unique and extraordinary skills and knowledge. The Consultant's advisory and operational services to the Company are special, unique and extraordinary. Accordingly, by execution of this Consulting Agreement:

         A. DURATION OF COVENANT. The Consultant agrees that during the one year term of this Consulting Agreement (without reference to any possible earlier termination of this Consulting Agreement and without regard to actual earlier termination of this Consulting Agreement), the Consultant shall not violate the provisions of subparagraph (b) below.

         B. PROHIBITED COMPETITIVE ACTIVITIES. During the time period specified in subparagraph (a), the Consultant shall not:

              (i) Directly or indirectly own, operate, manage, consult with in a manner facilitating competition, control, participate in the management or control of, be employed by, maintain or continue any interest whatsoever in any HMO or similar managed care business in the Commonwealth of Puerto Rico (other than an interest not exceeding 5% of the outstanding common stock of any entity whose common stock is listed under Sections 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended);

              (ii) Directly or indirectly induce or attempt to influence any employee of the Company to terminate his employment with the Company or accept employment by another person or entity; or

              (iii) Directly or indirectly induce or attempt to influence any customer or prospective customer of the Company to discontinue doing business with the Company.

         (c) NEED FOR LEGAL REMEDIES. The Consultant expresses, agrees and acknowledges that this Covenant Not to Compete (herein so called) is necessary for the Company's business and the Consultant's position with, and services for, the Company. Further, the Consultant acknowledges that, in the event of his breach of Covenant Not to Compete, money damages will not sufficiently compensate the Company for its injury caused thereby, and the Consultant accordingly agrees that in addition to such money damages the Consultant may be restrained and enjoined from any continuing breach of this Covenant Not to Compete. The Consultant acknowledges that any breach of this Covenant Not to Compete would result in irreparable damage to the Company.

         (d) ACKNOWLEDGMENTS BY CONSULTANT. The Consultant expressly agrees and acknowledges as follows:

              (i) This Covenant Not to Compete is reasonable as to time and geographical area and does not place any unreasonable burden upon him;

              (ii) The general public will not be harmed as a result of enforcement of this Covenant Not to Compete;

              (iii) The Consultant has requested or has had the opportunity to request that his personal legal counsel review this Covenant Not to Compete; and

              (iv) The Consultant understands and hereby agrees to each and every term and condition of this Covenant Not to Compete.

    6. ASSIGNMENT. The Company may assign (including by merger) this Consulting Agreement and any rights and obligations hereunder to any affiliate of Purchaser that is involved in the operation of the Company's business; PROVIDED, HOWEVER, that such assignment shall not relieve the Company of its obligations hereunder. The Consultant may not assign this Consulting Agreement or any rights hereunder.

    7. INDEPENDENT CONTRACTOR. In rendering his services, the Consultant shall be acting as a private contractor and not as an employee of the Company. The Company does not retain control of the manner in which the Consultant performs his services under this Consulting Agreement. The Consultant shall not be eligible to participate in any benefit plans, programs and compensation practices of the Company and its affiliates by reason of this Consulting Agreement or performance of the services contemplated hereunder, but nothing in this Consulting Agreement shall be deemed to affect any entitlement to benefits and compensation payable by reason of the Consultant's prior capacities as an employee of the Company. The Consultant shall be responsible for all income and other taxes on any compensation payable pursuant to this Consulting Agreement and agrees to indemnify the Company and its affiliates on account of any claims for any such taxes asserted against the Company or any of its affiliates.

    8. SURVIVAL OF RIGHTS OR OBLIGATIONS. The expiration of this Consulting Agreement shall not waive or release any rights or obligations of either party that have accrued hereunder prior to such expiration.

    9. AMENDMENT AND GOVERNING LAW. This Consulting Agreement contains the entire agreement of the parties hereto, and it may only be amended by a writing signed by the parties hereto and supersedes any agreement between the Company and the Consultant relating to the rendering of consulting services (it being understood that, to the extent that the Consultant is a party to any such agreement with the Company that includes matters other than consulting services, only the portions of such agreement relating to the rendering of consulting services shall be superseded). This Consulting Agreement shall be governed in all respects, whether as to validity, construction, capacity, performance or otherwise, by the laws of the State of Delaware. Headings in this Consulting Agreement are included solely for convenience and shall not effect the interpretation of this Consulting Agreement.

    10. GENERAL. This Consulting Agreement shall inure to the benefit of and be binding upon the parties hereto, their executors, administrators, personal representatives, heirs, successors and permitted assigns.

    In the event that a court of competent jurisdiction determines any part of this Consulting Agreement is in violation of any statute or public policy, then only the portions of this Consulting Agreement which violate such statute or public policy shall be stricken. All portions of this Consulting Agreement which do not violate any statute or public policy shall continue in full force and effect. Further, any court order striking any portion of this Consulting Agreement shall modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties under this Consulting Agreement.

    Failure to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such terms, covenant or conditions, nor shall any waiver or relinquishment of, or failure to insist upon strict compliance with, any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

    11.  NOTICE.   Any notice or other communication required or permitted
pursuant to the terms of this Consulting Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States mail, first class, postage prepaid and registered with return receipt requested, addressed to the intended recipient at his or its address set forth below and, in the case of a notice or other communication to the Company, directed to the attention of Arthur P. Hipwell, or to such other address as the intended recipient may have theretofore furnished to the sender in writing in accordance herewith, except that any notice of change of address is received, notices shall be sent to the following addresses:

    If to the Consultant:

         6101 Blue Lagoon Drive
         Miami, FL 33126

    If to the Company:

         Physicians Corporation of America
         c/o Humana Inc.
         500 West Main Street
         Louisville, KY  40202
         Attention:  Arthur P. Hipwell
                      Senior Vice President and General Counsel

    IN WITNESS WHEREFORE, the parties have executed this Consulting Agreement on the day and year first written above.


                                       PHYSICIAN CORPORATION OF AMERICA




                                       By:
                                          ------------------------------------




                                       ---------------------------------------
                                       Clifford D. Donnelly

                                 CONSULTING AGREEMENT


    THIS CONSULTING AGREEMENT (this "Consulting Agreement"), is made and entered into this 2 day of June, 1997, by and between PHYSICIAN CORPORATION OF AMERICA, a Delaware corporation (the "Company") and E. Stanley Kardatzke, M.D. (the "Consultant" or the "Employee").

    WHEREAS, the Consultant currently serves as Chairman of the Board and Chief Executive Officer of the Company;

    WHEREAS, pursuant to that certain Agreement and Plan of Merger (the "Merger Agreement") of even date herewith, among Humana Inc. (the "Purchaser"), HUMNOV, Inc. ("Sub") and the Company, Sub will merge with and into the Company and the Company will become a subsidiary of Purchaser (the "Merger");

    WHEREAS, the Company seeks to engage the services of the Consultant following the Merger; and

    WHEREAS, the Consultant and the Company wish to establish their respective rights and duties and the terms and conditions of this Consulting Agreement, as set forth herein;

    NOW, THEREFORE, in consideration of the mutual covenants contained herein, IT IS AGREED AS FOLLOWS:

    1. CONTINGENT NATURE OF AGREEMENT: TERM OF AGREEMENT. This Consulting Agreement is contingent upon, and shall only become effective upon, (i) the occurrence of the Merger and (ii) the Consultant remaining a full-time employee of the Company until the occurrence of the Merger. If these contingencies shall not occur, this Agreement shall be void and of no effect. The term of this Consulting Agreement shall commence on the Effective Date (as defined in the Merger Agreement) and shall end on the first anniversary of such date. The term of this Consulting Agreement shall cease in the event of a Performance Breach (as defined in Section 3) or non-compliance by the Consultant with Sections 4 or 5 hereof or in the event that the Consultant shall terminate this Consulting Agreement by giving written notice of such termination pursuant to Section 11 at least 30 days before the effective date of such termination. In the event of such cessation of the term of this Consulting Agreement, the Company and the Consultant shall have no further obligation hereunder, except as provided in Sections 2, 4 and 5.

    2. COMPENSATION. In consideration of the services to be performed by the Consultant pursuant to the terms of Section 3 of this Consulting Agreement, the

Consultant shall be paid a total of $682,228, payable in equal monthly installments on the Effective Date and the same day on each of the eleven months thereafter (or if there is no corresponding day in any such month, on the last day of such month) (collectively, the "Additional Payments"). In the event of early expiration of the term of this Consulting Agreement due to the death or disability of the Consultant, and absent a Performance Breach or non-compliance with Section 4 or 5 hereof, the Company shall remain obligated to pay the Additional Payments. For purposes of this Consulting Agreement, "disability" shall mean mental or physical impairment by a physician mutually acceptable to the Company and the Consultant. In the event of early expiration of this Consulting Agreement due to a Performance Breach or in the case of non-compliance with Section 4 or 5 hereof, the Company shall not be obligated to pay any of the remaining Additional Payments.

    3. PERFORMANCE OF SERVICES OF THE CONSULTANT. The Consultant is retained and shall consult with the Company on an as needed basis relating to the transition resulting from the Merger and to the degree reasonably deemed appropriate by the Company with respect to its business matters, concerns and affairs.

    The Consultant hereby agrees to perform his services in accordance with applicable law, and to use reasonable efforts in the performance of services hereunder. The Consultant shall have reasonable discretion to choose when such services will be rendered.

    The Company acknowledges that the requirement of the Consultant to perform services under this Agreement will not prevent the Consultant from performing full time services to a third party, subject to Section 5 of this Agreement. In requesting services hereunder, the Company shall take into account the immediate preceding sentence. To the extent reasonably practicable, the Consultant shall be entitled to provide services hereunder by telephone or fax. Services to be performed hereunder shall be rendered in the Miami, Florida area, to the extent reasonably practicable. The Company shall reimburse the Consultant for pre-approved out-of-pocket expenses incurred in connection with the rendering of services hereunder.

    In the event that the Consultant shall fail, in any material respect, to perform his services hereunder in accordance with this Section 3, and the Company shall have given at least 30 days' written notice of such nonperformance and the Consultant shall have remained in breach of this Consulting Agreement at the end of such 30 day period (a "Performance Breach"), then the Company may terminate this Consulting Agreement without further notice.

    4. CONFIDENTIAL SERVICES. The Consultant acknowledges that he will have access to confidential information about the Company and that he will have access to trade secrets and information acquired by the Company at the expense of the Company for use in its business. The Consultant has substantial experience in and possesses


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

special, unique and extraordinary skills and knowledge in the field of business of Company. The Consultant's services to the Company are special, unique and extraordinary. The Consultant hereby agrees that, except in the performance of services hereunder, he will not utilize any trade secrets or any other information of a confidential or proprietary nature, attained in conjunction with his past employment with the Company or through the services contemplated under this Consulting Agreement, without the prior written consent of the Chief Executive Officer of the Company, unless such knowledge or specific information is clearly in the public domain or has been disclosed to the public by the Company.

    5. COVENANT NOT TO COMPETE. The Consultant has substantial experience in the Company's industry, and possesses special, unique and extraordinary skills and knowledge. The Consultant's advisory and operational services to the Company are special, unique and extraordinary. Accordingly, by execution of this Consulting Agreement:

         A. DURATION OF COVENANT. The Consultant agrees that during the one year term of this Consulting Agreement (without reference to any possible earlier termination of this Consulting Agreement and without regard to actual earlier termination of this Consulting Agreement), the Consultant shall not violate the provisions of subparagraph (b) below.

         B. PROHIBITED COMPETITIVE ACTIVITIES. During the time period specified in subparagraph (a), the Consultant shall not:

              (i) Directly or indirectly own, operate, manage, consult with in a manner facilitating competition, control, participate in the management or control of, be employed by, maintain or continue any interest whatsoever in any HMO or similar managed care business in the Commonwealth of Puerto Rico (other than an interest not exceeding 5% of the outstanding common stock of any entity whose common stock is listed under Sections 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended);

              (ii) Directly or indirectly induce or attempt to influence any employee of the Company to terminate his employment with the Company or accept employment by another person or entity; or

              (iii) Directly or indirectly induce or attempt to influence any customer or prospective customer of the Company to discontinue doing business with the Company.

         (c) NEED FOR LEGAL REMEDIES. The Consultant expresses, agrees and acknowledges that this Covenant Not to Compete (herein so called) is necessary for the Company's business and the Consultant's position with, and services for, the Company. Further, the Consultant acknowledges that, in the event of his breach of Covenant Not to Compete, money damages will not sufficiently compensate the Company for its injury caused thereby, and the Consultant accordingly agrees that in addition to such money


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

damages the Consultant may be restrained and enjoined from any continuing breach of this Covenant Not to Compete. The Consultant acknowledges that any breach of this Covenant Not to Compete would result in irreparable damage to the Company.

         (d) ACKNOWLEDGMENTS BY CONSULTANT. The Consultant expressly agrees and acknowledges as follows:

              (i) This Covenant Not to Compete is reasonable as to time and geographical area and does not place any unreasonable burden upon him;

              (ii) The general public will not be harmed as a result of enforcement of this Covenant Not to Compete;

              (iii) The Consultant has requested or has had the opportunity to request that his personal legal counsel review this Covenant Not to Compete; and

              (iv) The Consultant understands and hereby agrees to each and every term and condition of this Covenant Not to Compete.

    6. ASSIGNMENT. The Company may assign (including by merger) this Consulting Agreement and any rights and obligations hereunder to any affiliate of Purchaser that is involved in the operation of the Company's business; PROVIDED, HOWEVER, that such assignment shall not relieve the Company of its obligations hereunder. The Consultant may not assign this Consulting Agreement or any rights hereunder.

    7. INDEPENDENT CONTRACTOR. In rendering his services, the Consultant shall be acting as a private contractor and not as an employee of the Company. The Company does not retain control of the manner in which the Consultant performs his services under this Consulting Agreement. The Consultant shall not be eligible to participate in any benefit plans, programs and compensation practices of the Company and its affiliates by reason of this Consulting Agreement or performance of the services contemplated hereunder, but nothing in this Consulting Agreement shall be deemed to affect any entitlement to benefits and compensation payable by reason of the Consultant's prior capacities as an employee of the Company. The Consultant shall be responsible for all income and other taxes on any compensation payable pursuant to this Consulting Agreement and agrees to indemnify the Company and its affiliates on account of any claims for any such taxes asserted against the Company or any of its affiliates.

    8. SURVIVAL OF RIGHTS OR OBLIGATIONS. The expiration of this Consulting Agreement shall not waive or release any rights or obligations of either party that have accrued hereunder prior to such expiration.

    9. AMENDMENT AND GOVERNING LAW. This Consulting Agreement contains the entire agreement of the parties hereto, and it may only be amended by a writing signed by the parties hereto and supersedes any agreement between the Company and the Consultant relating to the rendering of consulting services (it being understood that, to the extent that the Consultant is a party to any such agreement with the Company that includes matters other than consulting services, only the portions of such agreement relating to the rendering of consulting services shall be superseded). This Consulting Agreement shall be governed in all respects, whether as to validity, construction, capacity, performance or otherwise, by the laws of the State of Delaware. Headings in this Consulting Agreement are included solely for convenience and shall not effect the interpretation of this Consulting Agreement.

    10. GENERAL. This Consulting Agreement shall inure to the benefit of and be binding upon the parties hereto, their executors, administrators, personal representatives, heirs, successors and permitted assigns.

    In the event that a court of competent jurisdiction determines any part of this Consulting Agreement is in violation of any statute or public policy, then only the portions of this Consulting Agreement which violate such statute or public policy shall be stricken. All portions of this Consulting Agreement which do not violate any statute or public policy shall continue in full force and effect. Further, any court order striking any portion of this Consulting Agreement shall modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties under this Consulting Agreement.

    Failure to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such terms, covenant or conditions, nor shall any waiver or relinquishment of, or failure to insist upon strict compliance with, any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

    11.  NOTICE.   Any notice or other communication required or permitted
pursuant to the terms of this Consulting Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States mail, first class, postage prepaid and registered with return receipt requested, addressed to the intended recipient at his or its address set forth below and, in the case of a notice or other communication to the Company, directed to the attention of Arthur P. Hipwell, or to such other address as the intended recipient may have theretofore furnished to the sender in writing in accordance herewith, except that any notice of change of address is received, notices shall be sent to the following addresses:

    If to the Consultant:

         6101 Blue Lagoon Drive
         Miami, FL 33126

    If to the Company:

         Physicians Corporation of America
         c/o Humana Inc.
         500 West Main Street
         Louisville, KY  40202
         Attention:  Arthur P. Hipwell
                      Senior Vice President and General Counsel

    IN WITNESS WHEREFORE, the parties have executed this Consulting Agreement on the day and year first written above.


                                       PHYSICIAN CORPORATION OF AMERICA




                                       By:
                                          ------------------------------------




                                       ---------------------------------------
                                       E. Stanley Kardatzke, M.D.